EdR

FOURTH QUARTER 2011

SUPPLEMENTAL FINANCIAL INFORMATION

TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

General and Administrative Expense Detail	4

Funds From Operations	5

Wholly-Owned Community Operating Results	6

Wholly-Owned Community Statistics	7

Same-Community Statistics	8

Preleasing Update	9

Development Update	10

Capital Structure	11

Community Listing - Wholly-Owned	12

Investor Information	13

Definitions	14

Safe Harbor Statement	15

EdR

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:

	Three months ended December 31,				Year ended December 31,
	2011	2010	$ Chg	% Chg	2011	2010	$ Chg	% Chg

Same-community revenue	$27,593	$25,766	$1,827	7.1%	$99,906	$95,492	$4,414	4.6%
Total community revenue	31,976	26,784	5,192	19.4%	109,404	96,510	12,894	13.4%
Total revenue	35,737	31,948	3,789	11.9%	125,447	116,701	8,746	7.5%

Same-community net operating income	17,128	14,961	2,167	14.5%	52,583	49,483	3,100	6.3%
Community net operating income	20,035	15,695	4,340	27.7%	58,794	50,217	8,577	17.1%
Total operating income (loss)	(697)	3,557	(4,254)	NM	7,249	12,855	(5,606)	-43.6%

Net income (loss)	(5,779)	(1,818)	(3,961)	NM	(11,014)	(42,058)	31,044	NM
Per share - basic & diluted	(0.07)	(0.03)	(0.04)	NM	(0.15)	(0.73)	0.59	NM

Funds from operations (FFO)	10,651	5,542	5,109	92.2%	24,470	21,264	3,206	15.1%
Per weighted average share/unit (1)	0.12	0.09	0.03	33.3%	0.32	0.36	(0.04)	-11.1%

Core funds from operations (Core FFO)	12,547	9,478	3,069	32.4%	32,661	26,045	6,616	25.4%
Per weighted average share/unit (1)	$0.14	$0.16	$(0.02)	-12.5%	$0.43	$0.44	$(0.01)	-2.3%

BALANCE SHEET DATA:

	12/31/2011	12/31/2010
Debt to gross assets	31.3%	41.5%
Net debt to enterprise value	22.9%	43.9%
Interest coverage ratio (TTM)	2.7	2.2

(1)	FFO and Core FFO per share/unit were computed using weighted average shares and partnership units outstanding, regardless of their dilutive impact. See page 5 for detailed calculation.

1

EdR

BALANCE SHEET

(Amount in thousands, except share data)

	December 31, 2011	December 31, 2010
	(unaudited)
Assets
Collegiate housing properties, net (1)	$803,519	$652,603
Collegiate housing properties - held for sale (2)	-	45,044
Assets under development	56,648	1,146
Cash and cash equivalents	75,813	6,958
Restricted cash	4,826	4,791
Other assets	37,003	26,138

Total assets	$977,809	$736,680

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$358,504	$367,631
Unsecured revolving line of credit	-	-
Secured revolving line of credit	-	3,700
Accounts payable and accrued expenses	31,766	18,324
Deferred revenue	14,409	12,243
Total liabilities	404,679	401,898

Commitments and contingencies	-	-

Redeemable noncontrolling interests	9,776	10,039

Equity:
Stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized,
91,800,688 and 58,657,056 shares issued and outstanding
December 31, 2011 and 2010, respectively	918	587
Preferred shares, $0.01 par value, 50,000,000 shares authorized,
no shares issues and outstanding	-	-
Additional paid-in capital	662,657	414,850
Accumulated deficit	(101,708)	(90,694)
Total EdR stockholders' equity	561,867	324,743
Noncontrolling interests	1,487	-
Total equity	563,354	324,743

Total liabilities and stockholders' equity	$977,809	$736,680

(1)	Amount is net of accumulated depreciation of $166,336 and $145,315 as of December 31, 2011 and December 31, 2010, respectively
(2)	Amount is net of accumulated depreciation of $11,043 as of December 31, 2010.

2

EdR

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	$ Change	2011	2010	$ Change
Revenues:
Collegiate housing leasing revenue	$31,976	$26,784	$5,192	$109,404	$96,510	$12,894
Third-party development services	622	808	(186)	4,103	2,483	1,620
Third-party management services	911	854	57	3,336	3,189	147
Operating expense reimbursements	2,228	3,502	(1,274)	8,604	14,519	(5,915)
Total revenues	35,737	31,948	3,789	125,447	116,701	8,746

Operating expenses:
Collegiate housing leasing operations	11,941	11,089	852	50,610	46,293	4,317
Development and management services (1)	1,392	1,369	23	5,506	5,268	238
General and administrative (1)	2,876	2,678	198	10,421	9,695	726
Severance, development pursuit and acquisition costs	336	1,693	(1,357)	595	2,438	(1,843)
Ground leases	1,401	1,016	385	5,498	1,528	3,970
Depreciation and amortization	8,401	7,044	1,357	29,105	25,021	4,084
Loss on impairment of collegiate housing assets	7,859	-	7,859	7,859	-	7,859
Reimbursable operating expenses	2,228	3,502	(1,274)	8,604	13,603	(4,999)
Total operating expenses	36,434	28,391	8,043	118,198	103,846	14,352

Operating income (loss)	(697)	3,557	(4,254)	7,249	12,855	(5,606)

Nonoperating expenses:
Interest expense	4,415	5,023	(608)	18,242	19,787	(1,545)
Amortization of deferred financing costs	314	284	30	1,244	1,192	52
Interest income	(46)	(13)	(33)	(175)	(414)	239
Loss on extinguishment of debt	-	-	-	351	-	351
Total nonoperating expenses	4,683	5,294	(611)	19,662	20,565	(903)

Loss before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	(5,380)	(1,737)	(3,643)	(12,413)	(7,710)	(4,703)

Equity in earnings (losses) of unconsolidated entities	(39)	(18)	(21)	(447)	(260)	(187)
Loss before income taxes and discontinued operations	(5,419)	(1,755)	(3,664)	(12,860)	(7,970)	(4,890)
Less: Income tax (benefit) expense	183	175	8	(95)	442	(537)
Loss from continuing operations	(5,602)	(1,930)	(3,672)	(12,765)	(8,412)	(4,353)
Income (loss) from discontinued operations	2	308	(306)	1,990	(33,879)	35,869

Net loss	(5,600)	(1,622)	(3,978)	(10,775)	(42,291)	31,516

Less: Net income (loss) attributable to the noncontrolling interests	179	196	(17)	239	(233)	472
Net loss attributable to EdR	$(5,779)	$(1,818)	$(3,961)	$(11,014)	$(42,058)	$31,044

Earnings per share information:
Net loss attributable to EdR common shareholders per share - basic and diluted	$(0.07)	$(0.03)	$(0.04)	$(0.15)	$(0.73)	$0.58

Weighted-average common shares outstanding - basic and diluted	85,790	58,714		75,485	57,536

(1) See note on page 4 regarding presentation of general and administrative costs.

3

EdR

General and Administrative Expense Detail

(Amounts in thousands, except per share data, unaudited)

Note:	This schedule provides more clarity on the composition of our general and administrative costs. Historically we have presented all general and administrative costs, including regional and corporate costs of supporting our communities, as one line in our income statement. However, beginning in 2012 we intend to report the management services - owned G&A costs as part of our collegiate housing operating costs and not as part of G&A. We believe the new presentation will improve comparability within the industry and provide a better reflection of the total cost to operate a property. If this new presentation had been implemented for all periods presented, our same-community operating expenses per bed on page 8 would have been $194 and $198 and the same-community operating margins would have been 58.2% and 54.1% for the fourth quarter of 2011 and 2010, respectively. And on a year to date basis, operating expenses per bed would have been $216 and $210 and the operating margins would have been 48.4% and 47.6% for 2011 and 2010, respectively.

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	$ Change	2011	2010	$ Change

Management services - third-party (1)	$684	$642	$42	$2,667	$2,553	$114
Development consulting services	708	727	(19)	2,839	2,715	124
Development and management services - third-party	1,392	1,369	23	5,506	5,268	238

Management services - owned (1)	1,080	1,012	68	4,206	4,028	178
Corporate general and administrative	1,796	1,666	130	6,215	5,667	548
General and administrative - non third-party	2,876	2,678	198	10,421	9,695	726

Total general and administrative expense	$4,268	$4,047	$221	$15,927	$14,963	$964

Severance and related	$-	$40	$(40)	$-	$740	$(740)
Development pursuit	75	210	(135)	(146)	231	(377)
Acquisition costs	261	1,443	(1,182)	741	1,467	(726)
			-			-
Total severance, development pursuit and acquisition costs	$336	$1,693	$(1,357)	$595	$2,438	$(1,843)

(1)	Management services owned and third-party represents costs related to regional managers, accounting, and other support staff necessary to oversee, manage and support the operation of our communities and those we manage for third-parties.

4

EdR

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)

	Three months ended December 31,			Year ended December 31,
	2011	2010	Change	2011	2010	Change

Net loss attributable to EdR	$(5,779)	$(1,818)	$(3,961)	$(11,014)	$(42,058)	$31,044

Gain on sale of collegiate housing assets (1)	-	(611)	611	(2,388)	(611)	(1,777)
Loss on impairment of collegiate housing assets (1) (2)	7,859	-	7,859	7,859	33,610	(25,751)
Real estate related depreciation and amortization	8,304	7,664	640	29,101	29,940	(839)
Equity portion of real estate depreciation and amortization on equity investees	83	111	(28)	412	479	(67)
Equity portion of loss on sale of student housing property on equity investees	-	-	-	256	137	119
Noncontrolling interests	184	196	(12)	244	(233)	477
Funds from operations ("FFO")	10,651	5,542	5,109	24,470	21,264	3,206

FFO adjustments:
Loss on extinguishment of debt (1)	-	1,426	(1,426)	757	1,426	(669)
Acquisition costs	261	1,443	(1,182)	741	1,467	(726)
Straight-line adjustment for ground leases (3)	1,051	721	330	4,208	984	3,224
Reorganization/severance costs, net of taxes	-	24	(24)	-	447	(447)
FFO adjustments:	1,312	3,614	(2,302)	5,706	4,324	1,382

FFO on Participating Developments:(4)
Interest on loan to Participating Development	460	217	243	1,598	329	1,269
Development fees on Participating Development, net of costs and taxes	124	105	19	887	128	759
FFO on Participating Developments	584	322	262	2,485	457	2,028

Core funds from operations ("Core FFO")	$12,547	$9,478	$3,069	$32,661	$26,045	$6,616

FFO per weighted average share/unit (5)	$0.12	$0.09	$0.03	$0.32	$0.36	$(0.04)
Core FFO per weighted average share/unit (5)	$0.14	$0.16	$(0.02)	$0.43	$0.44	$(0.01)

Weighted average shares/units (5)	86,901	59,825	27,076	76,596	58,737	17,859

(1)	All of or a portion of these amounts may be included in discontinued operations and may not be visible on the face of our statement of operations on page 3.
(2)	In October 2011, NAREIT communicated to its members that the exclusion of impairment write-downs of depreciable real estate is consistent with the definition of FFO and prior periods should be restated to be consistent with this guidance. Accordingly, we have restated all periods presented to reflect the current guidance.
(3)	This represents the straight-line rent expense adjustment required by GAAP related to ground leases at two communities. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities. For the three months and year ended December 31, 2011, the adjustment includes $988 and $3,976, respectively, related to GrandMarc at the Corner at the University of Virginia and $56 and $226, respectively, related to University Village on Colvin in Syracuse.
(4)	FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.
(5)	FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

5

EdR

WHOLLY-OWNED COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change
Revenues
Same-communities	$27,593	$25,766	$1,827	7.1%	$99,906	$95,492	$4,414	4.6%
New-communities (1)	4,383	1,018	3,365	NM	9,498	1,018	8,480	NM
Total revenues	31,976	26,784	5,192	19.4%	109,404	96,510	12,894	13.4%

Operating expenses (2)
Same-communities	10,465	10,805	(340)	-3.1%	47,323	46,009	1,314	2.9%
New-communities (1)	1,476	284	1,192	NM	3,287	284	3,003	NM
Total operating expenses	11,941	11,089	852	7.7%	50,610	46,293	4,317	9.3%

Net operating income
Same-communities	17,128	14,961	2,167	14.5%	52,583	49,483	3,100	6.3%
New-communities (1)	2,907	734	2,173	NM	6,211	734	5,477	NM
Total net operating income	$20,035	$15,695	$4,340	27.7%	$58,794	$50,217	$8,577	17.1%

NOTE: This table excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Reserve at Clemson (sold in November 2010), The Gables, Western Place, Berkeley Place and the Pointe at Southern (all sold in December 2010), and Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011), Collegiate Village and Clayton Station (both sold in Q2 2011).

(1) See page 12 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.

(2) Represents community-level operating expenses excluding management fees, depreciation, amortization, ground lease expense and impairment loss.

6

EdR

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2011	2010	Change		2011	2010	Change

Occupancy
Physical	94.8%	93.4%	140	bps	91.7%	90.4%	130	bps
Economic	94.6%	93.7%	90	bps	87.4%	86.6%	80	bps

NarPAB	$463	$416	11.4%		$406	$378	7.4%
Other income per avail. bed	$22	$19	14.2%		$25	$23	8.7%
RevPAB	$485	$435	11.5%		$431	$401	7.5%

Operating expense per bed	$181	$180	0.6%		$199	$192	3.6%

Operating margin	62.7%	58.6%	406	bps	53.7%	52.0%	171	bps

Design Beds	65,916	61,566	7.1%		253,691	240,508	5.5%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations. See note on Pg. 6.

7

EdR

SAME-COMMUNITY STATISTICS

	Three Months Ended December 31,				Year Ended December 31,
	2011	2010	Change		2011	2010	Change

Occupancy
Physical	94.4%	93.4%	100	bps	91.7%	90.4%	130	bps
Economic	95.8%	93.8%	200	bps	87.8%	86.3%	150	bps

NarPAB	$443	$414	7.0%		$395	$377	4.8%
Other income per avail. bed	$20	$18	9.6%		$23	$23	0.0%
RevPAB	$463	$432	7.1%		$418	$400	4.6%

Operating expense per bed	$175	$181	-3.1%		$198	$193	2.9%

Operating margin	62.1%	58.1%	400	bps	52.6%	51.8%	80	bps

Design Beds	59,658	59,643	0.0%		238,641	238,585	0.0%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations. See note on Pg. 6.

8

EdR

2012/2013 PRELEASING UPDATE AS OF FEBRUARY 20TH

		2012-2013			2011-2012			Projected		September 30, 2011
Community	Primary University	Leases	%		Leases		%	Rate Increase	Design Beds	Opening Occupancy

Campus Creek	University of Mississippi	331	52.0%		220		34.6%	7.3%	636	100.0%
University Village on Colvin	Syracuse University	287	66.4%		251		58.1%	5.4%	432	99.8%
The Pointe	Pennsylvania State University	947	96.2%		917		93.2%	5.3%	984	100.0%
The Commons	Florida State University	99	13.5%		98		13.4%	5.1%	732	97.7%
The Pointe at South Florida	University of South Florida	205	20.5%		209		20.9%	5.0%	1,002	98.4%
Cape Trails	Southeast Missouri State University	190	52.8%		186		51.7%	4.9%	360	100.0%
Carrollton Crossing	University of West Georgia	159	47.3%		169		50.3%	4.9%	336	100.0%
The Reserve at Columbia	University of Missouri	221	32.7%		354		52.4%	4.7%	676	99.9%
The Reserve on Frankford	Texas Tech University	211	28.6%		115		15.6%	4.6%	737	97.0%
Wertland Square	University of Virginia	126	82.9%		152		100.0%	4.5%	152	100.0%
Jefferson Commons	University of Virginia	58	70.7%		82		100.0%	4.5%	82	100.0%
Pointe West	University of South Carolina	98	20.4%		80		16.7%	4.4%	480	98.1%
The Reserve at Athens	University of Georgia	382	62.4%		267		43.6%	4.3%	612	99.7%
The Reserve on South College	Auburn University	184	31.9%		158		27.4%	4.3%	576	100.0%
The Reserve on Perkins	Oklahoma State University	194	26.5%		183		25.0%	4.2%	732	97.0%
Campus Lodge	University of Florida	460	41.3%		378		33.9%	4.1%	1,115	96.8%
The Avenue at Southern	Georgia Southern University	76	12.2%		100		16.0%	3.9%	624	96.8%
Commons on Kinnear	The Ohio State University	275	54.8%		250		49.8%	3.7%	502	100.0%
The Commons at Knoxville	University of Tennessee	189	26.7%		155		21.9%	3.7%	708	93.8%
The Reserve at Saluki Pointe	Southern Illinois University	280	36.5%		228		29.7%	3.7%	768	98.8%
GrandMarc at the Corner	University of Virginia	323	50.4%		368		57.4%	3.6%	641	89.4%
Players Club	Florida State University	313	93.2%		316		94.0%	3.5%	336	100.0%
The Lofts	University of Central Florida	196	26.8%		218		29.9%	3.4%	730	97.8%
NorthPointe	University of Arizona	121	13.3%		25		2.7%	3.0%	912	93.9%
University Towers	North Carolina State University	199	20.9%		255		26.8%	3.0%	953	100.0%
River Pointe	University of West Georgia	72	14.3%		66		13.1%	2.2%	504	93.7%
College Station at West Lafayette	Purdue University	403	42.0%		424		44.2%	2.0%	960	95.7%
College Grove	Middle Tennessee State University	198	22.9%		91		10.5%	1.3%	864	85.1%
The Reserve at Star Pass	University of Arizona	142	13.9%		72		7.1%	0.5%	1,020	76.9%
The Reserve on West 31st	University of Kansas	158	22.0%		191		26.6%	0.5%	719	85.7%
The Pointe at Western	Western Michigan University	213	24.3%		223		25.5%	-2.0%	876	76.3%
Same-communities		7,310	35.2%		6,801		32.8%	3.5%	20,761	94.7%

Irish Row	University of Notre Dame	240	73.6%		N/A	(1)	N/A (1)		326	N/A (1)
Lotus Lofts	University of Colorado, Boulder	28	70.0%		N/A	(1)	N/A (1)		40	N/A (1)
The Oaks on the Square	University of Conneticut	153	61.2%		N/A	(1)	N/A (1)		250	N/A (1)
The Reserve on Stinson	University of Oklahoma	237	38.7%		150		24.5%		612	97.7%
GrandMarc at Westberry Place	Texas Christian University	75	13.3%		N/A	(1)	N/A (1)		562	N/A (1)
University Village Towers	UC Riverside	67	12.1%		75		13.5%		554	86.6%
East Edge	Univeristy of Alabama	61	7.9%		N/A	(1)	N/A (1)		774	N/A (1)
Westminster House	University of California at Berkeley	9	5.4%		N/A	(1)	N/A (1)		167	75.8%
Campus West	Syracuse University	9	2.9%		N/A	(1)	N/A (1)		312	N/A (1)
3949 Lindell	Saint Louis University	233	91.0	%(2)	N/A	(1)	N/A (1)		256	N/A (1)
New-communities		1,112	28.9%		225				3,853

Wholly-owned communities		8,422	34.2%		7,026				24,614

(1)	Prior year leasing and opening occupancy data is not included for communities under development or for newly acquired communities where reliable information is not available.
(2)	3949 Lindell is currently leased as a conventional apartment community. As such, the leases do not currently follow an academic term like our existing portfolio. We will be converting this property to student leases over the next 24 months. The current lease percentage respresents the community's current occupancy. We expect the community to be approximately 91% leased in the fall.

9

EdR

DEVELOPMENT UPDATE

(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS

Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR Equity Funded to 12/31/2011	EdR Equity to be Funded
Syracuse University - Campus West	ONE Plan	312	In progress	Summer 2012	$29,747	100%	$29,747	$4,958	$9,916
University of Alabama	Joint Venture	774	In progress	Summer 2012	41,350	90%	37,215	7,763	-
University of Connecticut - Storrs Center Phase I	Wholly Owned	250	In progress	Summer 2012	24,240	100%	24,240	14,922	-
Total - 2012 Deliveries		1,336			95,337		91,202	27,643	9,916

University of Connecticut - Storrs Center Phase II	Wholly Owned	250	In progress	Summer 2013	24,239	100%	24,239	-	-
The University of Texas at Austin	ONE Plan	622	In progress	Summer 2013	63,993	100%	63,993	6,269	57,724
University of Mississippi	Joint Venture	668	Spring 2012	Summer 2013	36,700	70%	25,690	-	7,707
University of Colorado - Lotus Lofts	Wholly Owned	239	Spring 2012	Summer 2013	19,732	100%	19,732	-	19,785
University of Kentucky - Haggin Field Honors	ONE Plan	601	Spring 2012	Summer 2013	25,794	100%	25,794	-	25,794
Total - 2013 Deliveries		2,380			170,458		159,448	12,241	111,010

Total Owned Projects		3,716			$265,795		$250,650	$39,884	$120,926

PARTICIPATING PROJECTS (1)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Year Ended December 31, 2011	Remaining Fees to Earn
Johns Hopkins Graduate Housing	572	In progress	Summer 2012	60,700	$2,122	$304	$1,579	$239

THIRD-PARTY PROJECTS

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (2)	Fees Earned Year Ended December 31, 2011 (2)	Remaining Fees to Earn
East Stroudsburg University - Pennsylvania	969	In progress	January 2012	59,491	2,246	232	1,886	128
Mansfield University of Pennsylvania	634	In progress	January 2012	35,031	1,449	52	1,362	35
Projects Under Construction - Total	1,603			94,522	3,695	284	3,248	163

Bloomsburg University of Pennsylvania	500	Summer 2013	Summer 2014	TBD	TBD	-	-	-
West Chester University of Pennsylvania Phase II	569	Summer 2013	Summer 2014	TBD	TBD	-	-	-
Recently Awarded Projects - Total	1,069			-	-	-	-	-

Total Third-Party Projects	2,672			$94,522	$3,695	$284	$3,248	$163

NOTE:	The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1)	Participating projects are third-party development projects the Company has a significant investment in but does not own. The Company earns fees on these projects, however, in accordance with GAAP the fees are deferred and not recognized in its operating statements until its investment is recovered. The Company includes the earned fees in computing its Core FFO. See page 5.
(2)	Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress.

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CAPITAL STRUCTURE, as of December 31, 2011

(dollars in thousands)

Total Debt to Gross Assets
Debt (1)	$358,495
Gross Assets (2)	1,144,145
Debt to Gross Assets	31.3%

Interest coverage (TTM)	2.7	x
Net Debt to EBITDA (TTM)	5.7	x

Net Debt to Enterprise Value

Net Debt (1)	$282,682
Market Equity (3)	952,353
Enterprise Value	$1,235,035
Net Debt to Enterprise Value	22.9%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$285,794	5.96%	79.7%	4.00	years
Variable Rate - Mortgage Debt	36,930	4.85%	10.3%	1.54	years
Variable Rate - Construction Debt	35,771	1.92%	10.0%	8.00	years
Total / Weighted Average	$358,495	5.44%	100.0%	4.15	years

Future Maturities

Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2012	$4,223	$48,065	$52,288	14.6%
2013	12,534	25,000	37,534	10.4%
2014	15,269	50,299	65,568	18.3%
2015	3,445	8,035	11,480	3.2%
2016	2,393	65,258	67,651	18.9%
Thereafter	37,648	86,326	123,974	34.6%
Mortgage Debt (1)	75,512	282,983	358,495	100.0%
Revolving Credit Facility	-	-	-
Gross Debt (1)	$75,512	$282,983	358,495
Less Cash			75,813
Net Debt			$282,682

(1)	Excludes unamortized debt premium of $9K.
(2)	Excludes accumulated depreciation of $166,336 as of December 31, 2011.
(3)	Market equity includes 91,983,188 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $10.23 per share, the closing price of the Company's common stock on December 31, 2011.

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COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds

Players Club	Florida State University	Jan ’05	336	College Grove	Middle Tennessee State University	Apr ’05	864
The Commons	Florida State University	Jan ’05	732	Campus Lodge	University of Florida	Jun ’05	1,115
University Towers	North Carolina State University	Jan ’05	953	The Reserve on South College	Auburn University	Jul ’05	576
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Cape Trails	Southeast Missouri State University	Jan ’06	360
The Pointe	Pennsylvania State University	Jan ’05	984	Carrollton Crossing	University of West Georgia	Jan ’06	336
College Station at West Lafayette	Purdue University	Jan ’05	960	River Pointe	University of West Georgia	Jan ’06	504
The Reserve on Frankford	Texas Tech University	Jan ’05	737	The Avenue at Southern	Georgia Southern University	Jun ’06	624
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
NorthPointe	University of Arizona	Jan ’05	912	University Village on Colvin	Syracuse University	Aug '09	432
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020			Total Same-Community	19,886
The Lofts	University of Central Florida	Jan ’05	730
The Reserve at Athens	University of Georgia	Jan ’05	612	GrandMarc at The Corner	University of Virginia	Oct '10	641
The Reserve on West 31st	University of Kansas	Jan ’05	719	Wertland Square	University of Virginia	Mar ’11	152
The Reserve at Columbia	University of Missouri	Jan ’05	676	Jefferson Commons	University of Virginia	Mar ’11	82
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	Westminster House	University of California, Berkeley	May ’11	167
The Commons at Knoxville	University of Tennessee	Jan ’05	708	University Village Towers	University of California, Riverside	Sept '11	554
The Pointe at Western	Western Michigan University	Jan ’05	876	Lotus Lofts	University of Colorado, Boulder	Nov '11	40
Campus Creek	University of Mississippi	Feb ’05	636	Irish Row	University of Notre Dame	Nov '11	326
Pointe West	University of South Carolina	Mar ’05	480	GrandMarc at Westberry Place	Texas Christian University	Dec '11	562
				3949 Lindell	Saint Louis University	Dec '11	256
						New-Community	2,780

						Total Wholly-Owned	22,666

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INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts

Firm	Analyst	Contact #
Bank of America - Merrill	Jana Galan	(646) 855-3081
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Andrew DiZio	(215) 665-6439
JMP Securities	Mitch Germain	(212) 906-3546
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keefe, Bruyette & Woods	Taylor Schimkat	(212) 887-3885
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Russ Nussbaum	(212) 713-2484

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DEFINITIONS

Physical occupancy

Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy

Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)

Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed

Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)

Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed

Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds

Represents the sum of the monthly design beds in the portfolio during the period.

Same community

Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

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